UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

Emerging Europe & Mediterranean Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Stocks in emerging European countries produced strong gains in the six-month period ended April 30, 2011. Shares in former Soviet Union states Ukraine, Russia, and Kazakhstan were among the best-performing markets, lifted by economic recoveries and soaring commodity prices. Central European markets Poland, Hungary, and the Czech Republic also did well—with local gains boosted by stronger currencies versus the dollar—as the European Union provided bailouts to other highly indebted members. Egyptian shares plunged, however, as political and social unrest that started in Tunisia in December spread to various countries in the Middle East and North Africa (MENA) region. Turkish stocks fell to a lesser extent, hurt somewhat by the country’s proximity and economic ties to countries experiencing upheaval and by some concerns about its unorthodox monetary policy and upcoming parliamentary elections.

Your fund produced a solid 11.50% return in the last six months. As shown in the Performance Comparison table, the fund significantly lagged its MSCI benchmark. Stock selection in Russia along with an underweight to Russian energy companies, which represent a substantial portion of the Russian market and which climbed with oil prices in the last six months, hampered the fund’s relative performance. Our modest investments in the Egyptian market also hurt our returns. On the plus side, our overweight allocation to Ukraine and our underweighting in Turkey for much of the last six months helped results.

What the Dollar's Decline Means for Investors

The U.S. dollar's sharp decline against other major currencies in recent months has brought renewed attention to a longer-term trend. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies. As shown in the chart, the dollar has declined significantly since 2002, interrupted by a brief rise during the 2008–2009 credit crisis, a period when investors regarded the dollar as a "safe haven" currency.

The Falling Dollar

120
115
110
105
100
95
90
85
80
75
4/01
4/02
4/03
4/04
4/05
4/06
4/07
4/08
4/09
4/10
4/11

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. March 1973=100. Source: Federal Reserve.

Several factors have driven the decline in the dollar over the past decade. One factor has been the growing importance of other nations in the global economy—in particular, the rapid growth rate of emerging markets—which has increased demand for foreign currencies for trade and investment. Relatively low interest rates in the U.S. have also played a role, as capital has flowed to markets offering higher returns. The U.S. has financed persistent trade deficits by borrowing from foreign lenders, which has led to increased speculation that the U.S. will allow the dollar to weaken further to pay off its debt.

A declining U.S. dollar has generally been good news for U.S. investors in overseas markets, resulting in enhanced returns over much of the 10-year period. For example, the MSCI EAFE Index of developed international markets provided investors with an average annual return of 1.10% over the past 10 years in local currency terms, less than the 2.82% average return of the broad U.S. market as measured by the S&P 500 Index. When converted to dollars, however, the MSCI index returned an average of 5.74% per year over that period thanks to considerable appreciation in many global currencies.

Continued declines in the dollar are by no means guaranteed, however, and investors in international markets must take note that negative effects can occur when the dollar rises. For example, in the one-year period ended March 31, 2009, the MSCI EAFE Index plunged 36.50%, but U.S. investors in the same markets suffered an even steeper 46.20% loss due to a temporary resurgence in the dollar.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making investment decisions. Indeed, a declining dollar does not necessarily favor the profitability of non-U.S. firms versus their U.S. counterparts. The opposite may be the case as U.S. firms can benefit because a declining dollar makes goods produced in the U.S. more competitive in overseas markets and imports to the U.S. more expensive. In addition, U.S. firms may see higher profits as they repatriate revenue earned overseas.

We remain dedicated to finding and investing in companies throughout our target universe with strong long-term growth potential. While our stock selection and energy underweighting in Russia were major factors behind the fund’s recent underperformance, we believe our investors’ longer-term interests are better served through broader sector diversification in Russia than what is represented in the MSCI benchmark. We are continuously evaluating fund holdings as new information becomes available, and we are traveling extensively across the region to conduct thorough, proprietary research on current and potential investments.

PORTFOLIO REVIEW

COMMONWEALTH OF INDEPENDENT STATES

Russia
Russian stocks climbed nearly 30% in U.S. dollar terms in the last six months as moderate gains in local currency terms were enhanced by a stronger ruble versus the greenback. As a major producer and exporter of various raw materials, Russia has been a significant beneficiary of higher global oil and commodity prices, with gross domestic product (GDP) growth likely to be around 5% this year. On the other hand, dependence on such resources could make the economy vulnerable to a significant pullback in prices as Prime Minister Vladimir Putin recently warned legislators. However, we believe that domestic demand is rising in importance, which should help to diversify the drivers of economic growth over the long term.

Russia represented about two-thirds of the fund’s assets at the end of April, slightly more than the benchmark’s allocation. Because Russian oil companies represent such a large part of the Russian market—and because we remain concerned about the energy sector’s earnings growth given the uncertainty about changes to export duties and taxes on energy sector profits—we have been underweighting energy in favor of other sectors of the Russian economy. For example, we believe the consumer banking environment in Russia looks attractive given a strong outlook for retail loan growth. Also, the underdeveloped and unconsolidated food retail market is expected to grow at double-digit figures for the next few years. Still, three of our Russian energy investments—Gazprom, Novatek, and Rosneft—were among the fund’s top absolute contributors to performance in the last six months. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Other good performers in the last six months included Uralkali, Bank Saint Petersburg, Globaltrans Investment, Wimm-Bill-Dann Foods, Eurasia Drilling, and Sberbank of Russia. Uralkali, a low-cost producer of potash, reported solid financial results for 2010 and received approval to merge with Silvinit during the period. Bank Saint Petersburg is benefiting from strong loan growth, while Globaltrans Investment is an attractively valued railcar operator with good earnings derived from a strong domestic and export volume recovery. Wimm-Bill-Dann Foods rose sharply after receiving an offer from PepsiCo to acquire a 66% stake in the dairy and juice company. Eurasia Drilling has been reporting good revenues and earnings and—with the help of some smart acquisitions of attractively valued assets from other energy firms—is well placed to benefit from a growing drilling market. Sberbank recently reported strong financial results for the fourth quarter of 2010 and for the full year, featuring better-than-expected improvement in net interest margins, strong loan and deposit growth, and robust fee income growth.

Unfortunately, several of our large Russian investments did not perform as well. One of the biggest disappointments was X5 Retail Group, one of the portfolio’s largest positions. The stock fell sharply in April after X5 reported a substantial drop in gross profit margins, primarily because the company decided not to pass along the full effects of food inflation to consumers. While margins could remain under pressure in the near term, we believe the company’s long-term prospects remain quite favorable. Other notable laggards in the last six months include CTC Media, Magnitogorsk Iron & Steel Works, and Pharmstandard.

TV network operator CTC Media made only a modest contribution to fund performance, even though the Russian TV ad market has been strengthening and expectations for revenue growth in 2011 are even higher than what was reported for 2010. Magnitogorsk, a large Russian steel producer, was mostly flat in the last six months. The company recently reported disappointing fourth-quarter 2010 financial results, but we believe that its long-term prospects are favorable due to its ability to execute on growth projects and diversify into other steel segments, such as pipes and machinery. Pharmaceutical company Pharmstandard was lackluster as 2010 earnings were weaker than expected due to margin pressures, but we are maintaining our position because the company’s valuation is attractive compared with its ability to grow earnings over time.

Ukraine and Kazakhstan
Stocks in Ukraine and Kazakhstan climbed 60% and 25%, respectively, in the last six months. The Ukrainian economy is highly cyclical and thus benefited greatly from strong economic growth and global demand for steel and agricultural products. A more stable political environment also has attracted investors. However, the International Monetary Fund (IMF) has suspended a $15 billion program of financial assistance to Ukraine until the country implements certain reforms, including reforms to its pension system. In Kazakhstan, the economy relies heavily on oil exports and thus has benefited substantially from higher crude oil prices, though inflation pressures have been rising. The country is politically stable, and President Nazarbaev, who has led the country since the 1991 breakup of the Soviet Union, recently won reelection to another term. We continue to find growth opportunities within both countries, which should benefit from the improving economic environment and strong GDP growth in 2011.

Our two Ukrainian investments, Ferrexpo and MHP, did well in the last six months. Iron ore company Ferrexpo rose with metals prices while leading poultry producer MHP benefited from higher meat and grain prices. The company produces fodder for its own needs and also sells grain to third parties. In Kazakhstan, our main investment at the end of April was Eurasian Natural Resources, a producer and seller of ferrochrome and iron ore. Shares performed quite well in the last six months, lifted by higher metals prices. Our smaller position in Kazakhstan’s Halyk Savings Bank produced moderate gains. During the last six months, we had owned shares of Kazakhmys, the largest copper producer in Kazakhstan and one of the largest in the world.

While the company mines several metals and has some power generation and oil exploration businesses, it is highly leveraged to the price of copper. We sold our shares near the end of our reporting period in light of recent copper market weakness and to look for better long-term growth opportunities elsewhere.

EMERGING EUROPE

Turkey
Turkish stocks fell about 9% in U.S. dollar terms in the last six months as modest losses in local currency terms were magnified by the lira’s weakness versus the dollar. While economic growth remains solid and inflation is relatively low for Turkey, the country’s current account deficit is growing rapidly—due to strong domestic demand and, more recently, from the spike in the price of oil because Turkey is a net importer of oil—and strong loan growth in the private sector has raised concerns about a possible overheating of the economy. In response, Turkey’s central bank has embarked on an unorthodox monetary policy of boosting reserve requirements for banks to stem loan growth while reducing certain short-term interest rates to discourage speculative cash flows and keep the currency from appreciating. On the political front, the government has developed some credibility in recent years for being fiscally responsible, and the ruling Justice and Development Party is expected to do well in the upcoming parliamentary elections in June. However, an electoral sweep that would allow the party to amend Turkey’s constitution without a national referendum—something feared by those who believe Turkey could abandon its commitment to secularism—seems out of reach.

Bank stocks—our core Turkish investments for some time because we believe they have good potential for medium-term growth and solid profitability—struggled in the last six months as the central bank increased reserve requirements. Bank Asya fell sharply, and we eliminated our position as the bank has been facing pressures in its fee business and a shift downward in profit margins and growth. We maintained our investments in Turkiye Halk Bankasi and Turkiye Garanti Bankasi, however, and took advantage of sector weakness to reestablish a position in Yapi Ve Kredi Bankasi, the fourth-largest private sector bank in Turkey and a strong player in the credit card market.

In other sectors, our investment in food retailer BIM Birlesik Magazalar produced mild gains in the last six months, despite the market’s weakness. The company continued to produce good revenues and earnings and announced a joint venture with Saudi Arabian conglomerate Savola Group to set up discount stores in Saudi Arabia. We also added Bizim Toptan Satis Magazalari, a “cash and carry” wholesale retailer, to the fund. The company faces limited competition in its segment, is the price leader in the wholesale segment, and has a low cost structure. Another new holding is automobile maker Tofas Turk Otomobil Fabrika. Tofas is a well-managed company with a low-cost business model that allows us to benefit from Turkey’s economic growth, profitable auto exports to Europe, and rising consumer spending over time, especially if car ownership increases as we expect.

MENA REGION

Egypt
The Egyptian stock market plunged 24% in the last six months. As violence and protests against the Hosni Mubarak regime escalated, authorities closed the market in late January following sharp losses and did not reopen it until late March. Mubarak resigned in early February and transferred all power to the Egyptian military, which suspended the constitution, dissolved parliament, and promised new elections. Indeed, the recent passage of a referendum on constitutional amendments and expectations for parliamentary and presidential elections to be held by the end of the year are promising political developments.

Our two Egyptian holdings—investment bank EFG Hermes and tourist destination developer Orascom Development Holding—fell sharply in the last six months. Because we believe near- to medium-term risks are high, we eliminated EFG Hermes from the portfolio and significantly reduced our holding in Orascom.

CENTRAL EUROPE

In U.S. dollar terms, stocks in the Czech Republic, Poland, and Hungary rose 25%, 18%, and 16%, respectively, in the last six months. As was the case with Russia, moderate gains in local currency terms were enhanced by stronger currencies versus the dollar. We continue to underweight these three countries relative to the fund’s benchmark because we believe they will continue to have macroeconomic challenges, such as high fiscal deficits and high government and public debt, in the years ahead. However, Poland’s medium-term outlook is the most promising among these three countries.

At the end of April, we had no holdings in Hungary. Our only investment in the Czech Republic is Komercni Banka, whose stock performed quite well over the last six months amid good earnings. Komercni is 60% owned by French banking giant Societe Generale, which bought its stake from the government about 10 years ago. Recently there have been some concerns that the government could privatize the bank further. We pared our Komercni investment in the last six months in favor of other investment opportunities.

In Poland, we maintained our positions in PKO Bank Polski and Ng2. PKO, a leading bank in which the government continues to own a majority stake, fared well in the first half of our fiscal year. The company reported strong fourth-quarter and full-year 2010 earnings thanks in part to higher-than-expected fees and tighter cost controls.

Ng2, a low-cost Polish shoe retailer, was lackluster in the last six months, but the company’s valuation is reasonable, its dividend pay-out has been increasing, and we anticipate the company will show strong revenue growth in the next few years. We have maintained our investment in Ng2, as it allows us to benefit from real wage growth and increasing consumer activity in Poland. A third investment tied to Poland is Portugal-based Jeronimo Martins, a food distribution company that owns the Biedronka supermarket chain in Poland. Shares did very well in our reporting period thanks to strong earnings growth and favorable profit margins.

OUTLOOK

Emerging markets equities in general have recently lagged developed markets because of tighter monetary policies intended to temper rising inflation. Loose monetary policies and improving economies in developed markets have also contributed to this trend, while turmoil in MENA countries and higher oil prices have led investors to grow more cautious. Elevated oil prices are beneficial for emerging economies like Russia, but they have exacerbated concerns for large oil-importing countries such as Turkey. While these factors are potential headwinds that could lead to a slight slowdown in global growth, we believe moderate and sustainable growth rates are more beneficial for emerging economies over the long term.

Our outlook for emerging European markets has not really changed in the last six months. We remain optimistic about the long-term prospects for the markets and economies we target and continue to favor stocks within the consumer and financials sectors that stand to benefit from the long-term growth of individual wealth and consumer spending. The region’s natural resources benefit economic growth and provide us with the opportunity to invest in growing, low-cost producers. That said, we believe that domestic demand is rising in importance, which should help to diversify the drivers of economic growth over the long term. As always, we would like to remind investors that the fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in our investment management abilities.

Respectfully submitted,

S. Leigh Innes
Portfolio manager

May 24, 2011

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more-diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

	6 Months Ended 4/30/11‡	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE						
Beginning of period	$ 21.66	$ 15.97	$ 12.38	$ 39.18	$ 30.77	$ 22.80
Investment activities						
Net investment income (loss)	(0.06)	(0.01)	(0.02)	1.14	(0.01)	0.50
Net realized and unrealized gain (loss)	2.55	5.71	4.93	(23.98)	9.89	7.51
Total from investment activities	2.49	5.70	4.91	(22.84)	9.88	8.01
Distributions						
Net investment income	–	–	(1.32)	–	(0.42)	(0.04)
Net realized gain	–	(0.01)	–	(3.96)	(1.06)	(0.03)
Total distributions	–	(0.01)	(1.32)	(3.96)	(1.48)	(0.07)
Redemption fees added to paid-in capital	–	–	–	–	0.01	0.03
NET ASSET VALUE						
End of period	**$ 24.15**	**$ 21.66**	**$ 15.97**	**$ 12.38**	**$ 39.18**	**$ 30.77**

Ratios/Supplemental Data

Total return(1)	**11.50%**	**35.68%**	**49.25%**	**(64.91)%**	**33.33%**	**35.34%**
Ratio of total expenses to average net assets	1.36%(2)	1.41%	1.64%	1.32%	1.24%	1.26%
Ratio of net investment income (loss) to average net assets	(0.54)%(2)	(0.07)%	(0.19)%	3.49%	(0.02)%	1.80%
Portfolio turnover rate	13.1%	27.7%	39.7%	36.0%	59.6%	55.1%
Net assets, end of period (in millions)	$ 785	$ 772	$ 637	$ 451	$ 1,727	$ 1,413

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
CZECH REPUBLIC 0.9%		
Common Stocks 0.9%		
Komercni Banka	27,500	7,252
Total Czech Republic (Cost $5,947)		7,252
EGYPT 0.4%		
Common Stocks 0.4%		
Orascom Development Holding, EDR	1,428,379	2,880
Total Egypt (Cost $7,850)		2,880
GEORGIA 1.4%		
Common Stocks 1.4%		
Bank of Georgia, GDR (USD) (1)	562,614	10,859
Total Georgia (Cost $10,148)		10,859
KAZAKHSTAN 3.9%		
Common Stocks 3.9%		
Eurasian Natural Resources (GBP)	1,480,337	22,538
Halyk Savings Bank, GDR (USD) (1)	800,803	7,804
Kazakhstan Kagazy, GDR (USD) (2)(3)	3,273,950	491
Total Kazakhstan (Cost $46,228)		30,833
POLAND 3.7%		
Common Stocks 3.7%		
Ng2	378,178	8,405
PKO Bank Polski	1,205,741	20,756
Total Poland (Cost $25,063)		29,161

PORTUGAL 2.2%

Common Stocks 2.2%

Jeronimo Martins	1,031,746	16,932
Total Portugal (Cost $4,622)		16,932

RUSSIA 67.5%

Common Stocks 66.9%

Baltika Brewery (USD)	162,700	8,048
Bank St. Petersburg (USD)	3,360,102	17,434
Cherkizovo Group, GDR (USD) (1)	442,508	8,673
CTC Media (USD)	1,516,083	35,734
Etalon, GDR (USD) (1)	1,280,100	8,961
Eurasia Drilling, GDR (USD)	526,900	17,756
Gazprom, ADR (USD)	3,110,094	52,467
Globaltrans Investment, GDR (USD) (1)	1,554,759	30,769
Kuzbasskaya Toplivnaya Kompaniya (USD) (1)	838,800	6,592
Magnit (USD)	209,697	27,856
Magnit, GDR (USD)	376,100	10,531
Magnitogorsk Iron & Steel Works, GDR (USD) (1)	1,821,491	22,878
Mail.Ru, GDR (USD) (1)	494,785	15,190
Mechel, ADR (1 ADR represents 0.5 preference shares) (USD)	752,700	7,316
Mechel, ADR (1 ADR represents 1 common share) (USD)	398,900	11,397
Mostotrest (USD)	1,034,900	8,194
Novatek, GDR (USD)	253,550	35,624
Pharmstandard, GDR (USD) (1)	413,867	10,657
Pharmstandard, GDR (USD) (1)(3)	292,400	7,529
Polymetal, GDR (USD) (1)	851,182	16,292
Rosneft, GDR (USD)	3,551,453	31,697
Sberbank of Russia (USD) (1)	17,932,237	65,472
TMK (USD) (1)	1,395,121	7,124
TMK, GDR (USD) (1)	492,488	10,091
Uralkali, GDR (USD)	459,567	19,288

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe and the Mediterranean region.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2011, approximately 97% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), which are certificates issued by U.S. and international banks to make evident the ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the purchaser of the certificate to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expenses in the accompanying Statement of Operations and totaled $270,000 for the six months ended April 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $102,217,000 and $158,713,000, respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2010, the fund had $232,833,000 of unused capital loss carryforwards, which expire: $224,884,000 in fiscal 2017 and $7,949,000 in fiscal 2018.

At April 30, 2011, the cost of investments for federal income tax purposes was $480,942,000. Net unrealized gain aggregated $303,039,000 at period-end, of which $328,452,000 related to appreciated investments and $25,413,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2011, expenses incurred pursuant to these service agreements were $61,000 for Price Associates; $460,000 for T. Rowe Price Services, Inc.; and $27,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2011, the fund was allocated $6,000 of Spectrum Funds’ expenses, of which $4,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2011, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the investment subadvisory contract (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract and a new investment subadvisory contract, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor and T. Rowe Price International Ltd becoming the fund’s new investment subadvisor, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or to materially change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates (including the Subadvisor) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract and Subadvisory Contract (and the inclusion of an additional breakpoint in the group fee schedule). No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011